Supplement to the
Fidelity® U.S. Treasury Money Market Fund, Fidelity Government Money Market Fund, and Fidelity Money Market Fund
June 28, 2008
Prospectus

Effective the close of business on December 23, 2008, new positions in U.S. Treasury Money Market Fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on December 23, 2008 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by December 23, 2008, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since December 23, 2008, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Fidelity U.S. Treasury Money Market Fund

Fidelity Government Money Market Fund

Fidelity Money Market Fund

On April 13, 2009, the Board of Trustees of Fidelity Money Market (the "Participating Fund") approved extending the participation by the Participating Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through September 18, 2009 (the "Program"). If the Participating Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Participating Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Participating Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Participating Fund and $1.00 per share. Participation by the Participating Fund in the Program does not reflect a decision by the Participating Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of record on September 19, 2008. The Program extension requires the Participating Fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by the Participating Fund without regard to any expense limitation currently in effect for a fund. This payment is in addition to the fees paid by the Participating Fund at the start of the Program in October 2008 and at the first extension of the Program in December 2008, which totaled 2.5 basis points based on the number of shares outstanding as of September 19, 2008. In addition, the Board of Trustees of Fidelity U.S. Treasury Money Market Fund and Fidelity Government Money Market Fund determined not to extend participation by Fidelity U.S. Treasury Money Market Fund and Fidelity Government Money Market Fund in the Program. Accordingly, Fidelity U.S. Treasury Money Market Fund and Fidelity Government Money Market Fund will not participate in the Program after the current term, which expires on April 30, 2009. Call Fidelity with any questions regarding the Fund's participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

The following footnote supplements information found in the "Annual operating expenses" table under the heading "Fee Table" on page 7 for the "Total annual fund operating expenses" line for each fund.

A In order to avoid a negative yield, FMR may reimburse expenses or waive fees of each fund. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that each fund will be able to avoid a negative yield.

SMF-09-02 May 21, 2009 1.713587.120